UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 26, 2018

SHARING ECONOMY INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9 Yanyu Middle Road

Qianzhou Village, Huishan District, Wuxi City

Jiangsu Province, People’s Republic of China

(Address Of Principal Executive Offices) (Zip Code)

(86) 51083397559

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 26, 2018, Sharing Economy International Inc. (the “Company”) received a staff determination notice from The Nasdaq Stock Market (“Nasdaq”) informing the Company that as a result of its failure to comply with Nasdaq’s shareholder approval requirements set forth in Listing Rule 5635(c) (the “Rule”), the staff had determined to deny the Company’s request for continued listed based on a plan of compliance submitted on October 26, 2018. In the determination notice, the staff expressed its concern that the plan of compliance did not represent a definitive plan evidencing the Company’s ability to comply with the Rule due to (i) a portion of the shares issued in violation of the Rule having been sold in the market (and accordingly no longer subject to remediation) and (ii) the lack of signed commitments from other holders of shares issued in violation of the Rule to participate in a proposed exchange offer intended to remediate such issuances by virtue of a subsequent special meeting of stockholders to be held to approve them. Nasdaq further informed the Company that, in accordance with Listing Rule 5101, unless the Company requests an appeal of the staff’s determination, the Company’s common stock will be suspended from trading on the Nasdaq Capital Market at the opening of business on December 5, 2018.

The Company does not intend to appeal this determination, accordingly the Company’s common stock will be delisted from Nasdaq effective at the open of trading on December 5, 2018. The Company expects that its common stock will continue trading on the OTC Markets under the symbol “SEII” beginning on December 5, 2018.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 30, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2018	Sharing Economy International Inc.

	By:	/s/ Jianhua Wu
	Name:	Jianhua Wu
	Title:	Chief Executive Officer

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